EX-99Q1(E): COPIES OF ANY NEW OR AMENDED REGISTRANT INVESTMENT ADVISORY
                                    CONTRACTS

             AMENDED AND RESTATED INVESTMENT ADVISORY AND ANCILLARY
                               SERVICES AGREEMENT

          AGREEMENT between NORTHERN FUNDS, a Delaware business trust (the "Trust"), and NORTHERN TRUST GLOBAL INVESTMENTS LTD. ("NTGIL") (on behalf of the Global Fixed Income and International Growth Equity Funds) and NORTHERN TRUST INVESTMENTS, N.A. ("NTI," together with NTGIL the "Advisers"), each a wholly owned subsidiary of THE NORTHERN TRUST COMPANY.

                                   WITNESSETH:

          WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

          WHEREAS, the Trust is authorized to issue shares of beneficial interest ("Shares") in separate series with each such series representing the interests in a separate portfolio of securities and other assets; and

          WHEREAS, the Trust presently offers Shares in portfolios, each of which are listed on Appendix A, which may be amended from time to time, (such funds, the "Current Funds," together with all other funds subsequently established by the Trust and made subject to this Agreement being herein collectively referred to as the "Funds"); and

          WHEREAS, the Trust desires to retain NTI, jointly with NTGIL with respect to the Global Fixed Income and International Growth Equity Funds, to render investment advisory and ancillary services to the Trust and each of its Funds as indicated below and the Advisers are willing to so render such services;

          NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

     1. Appointment of Advisers.

               (a) The Trust hereby appoints NTI jointly with NTGIL with respect to the Global Fixed Income and International Growth Equity Funds, to act as investment advisers, to the Trust and the Trust hereby appoints NTI to act as investment adviser to each of its other Current Funds, for the periods and on the terms herein set forth. The Advisers accept such appointments and agree to render the services herein set forth, for the compensation herein provided.

               (b) In the event that the Trust establishes one or more portfolios other than the Current Funds with respect to which it desires to retain one or more of the Advisers to act as investment adviser hereunder, it shall notify the Advisers in writing. If the Advisers are willing to render such services under this Agreement it shall notify the Trust in writing whereupon such portfolio shall become a Fund hereunder and shall be subject to the provisions of this Agreement to the same extent as the Current Funds except to the extent that said provisions (including those relating to the compensation payable by the Trust to the Advisers) are modified with respect to such Fund in writing by the Trust and the Advisers at the time.



               (c) At its discretion, the Advisers may provide advisory services under this Agreement through their own employees or the employees of one or more affiliated companies that are qualified to act as investment adviser to the Trust under applicable law and either control, are controlled by or are under control with the Advisers, provided that: (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons; and (ii) such organized group of persons is managed at all times by the Advisers' authorized officers. In addition, the Advisers may engage one or more investment advisers that are either registered as such or specifically exempt from registration under the Investment Advisers Act of 1940, as amended, to act as sub-advisers or co-advisers to provide with respect to any Fund any or all of the services set forth in this Agreement, all as shall be set forth in a written contract approved to the extent and in the manner required by the 1940 Act and interpretations thereof by the Securities and Exchange Commission (the "Commission") and its staff.

     2. Delivery of Documents. The Trust has delivered (or will deliver as soon as is possible) to the Advisers copies of each of the following documents:

               (c) Agreement and Declaration of Trust dated as of February 7, 2000 (such Agreement and Declaration of Trust, as presently in effect and amended from time to time, is herein called the "Trust Agreement"), copies of which are on file with the Trust;

               (d) By-Laws of the Trust (such By-Laws, as presently in effect and as amended from time to time, are herein called the "By-Laws");

               (e) Co-Administration Agreement between the Trust and its Co-Administrators;

               (f) Distribution Agreement and Foreign Custody Agreement between the Trust and its Distributor;

               (g) Custodian Agreement and Foreign Custody Agreement between the Trust and its Custodian;

               (h) Transfer Agency Agreement between the Trust and its Transfer Agent;

               (i) Prospectuses and Statements of Additional Information for each of the Current Funds (such Prospectuses and Statements of Additional Information, as presently in effect and as amended, supplemented and/or superseded from time to time, are herein called "Prospectus" and "Statement of Additional Information," respectively);



               (j) All Post Effective Amendments to the Trust's Registration Statement on Form N-1A (No. 33-73404) under the Securities Act of 1933 (the "1933 Act") and all Amendments to the Trust's Registration Statement on such form (No. 811-8236) under the 1940 Act, filed with the Commission to date (such Registration Statement, as presently in effect and as amended from time to time, is herein called the "Registration Statement").

     The Trust agrees to promptly furnish the Advisers from time to time with copies of all amendments of or supplements to or otherwise current versions of any of the foregoing documents not heretofore furnished.

     3. Duties of Advisers.

               (a) Subject to the general supervision of the Trustees of the Trust, NTI shall manage the investment operations of each of the Funds, jointly with NTGIL with respect to the Global Fixed Income and International Growth Equity Funds, and the composition of each Fund's assets, including the purchase, retention and disposition thereof. In this regard, the
                    Advisers:

                         (i) shall provide supervision of the Funds' assets, furnish a continuous investment program for such Funds, determine from time to time what investments or securities will be purchased, retained or sold by the Funds, and what portion of the assets will be invested or held uninvested as cash;

                         (ii) shall place orders pursuant to its determinations
                              either directly with the issuer or with any broker and/or dealer or other person who deals in the securities in which the Fund in question is trading. With respect to common and preferred stocks, in executing portfolio transactions and selecting brokers or dealers, the Advisers shall use their best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Advisers shall consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Advisers may also consider the brokerage and research services (as those terms are defined in



                              Section 28(e) of the Securities Exchange Act of
                              1934) provided to any Fund and/or other account over which the Advisers and/or an affiliate of the Advisers exercises investment discretion. With respect to securities other than common and preferred stocks, in placing orders with brokers, dealers or other persons the Advisers shall attempt to obtain the best net price and execution of its orders, provided that to the extent the execution and price available from more than one broker, dealer or other such person are believed to be comparable, the Advisers may, at their discretion but subject to applicable law, select the executing broker, dealer or such other person on the basis of the Advisers' opinion of the reliability and quality of such broker, dealer or such other person; and

                         (iii) may, on occasions when it deems the purchase or
                              sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts managed by the Advisers, aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best overall terms available execution with respect to common and preferred stocks and the best net price and execution with respect to other securities. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisers in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Fund and to such other accounts.

               (b) In addition, the Advisers shall provide the following ancillary services under this Agreement:

                         (i) review the preparation of reports and proxy statements to the Trust's shareholders, the periodic updating of the Trust's Prospectus, Statement of Additional Information and Registration Statement, and the preparation of other reports and documents required to be filed by the Trust with the Securities and Exchange Commission;

                         (ii) in connection with its management of the Funds,
                              monitor anticipated purchases and redemptions by shareholders and new investors;



                         (iii) provide information and assistance as requested
                              by the Administrator of the Trust in connection with the registration of the Trust's shares in accordance with state and foreign securities requirements;

                         (iv) provide assistance as requested by the Trust or
                              its Administrator concerning the regulatory requirements applicable to investors that invest in the Trust;

                         (v) develop and monitor investor programs for shareholders of the Trust, and assist in the coordination of such programs with programs offered separately by the Adviser to its clients;

                         (vi) provide assistance in connection with the
                              operations of the Trust generally; and

                         (vii) provide other similar services as reasonably
                              requested from time to time by the Board of Trustees of the Trust.

               (c) Each Adviser, in connection with its rights and duties with respect to the Trust:

                         (i) shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

                         (ii) shall act in conformity with the Trust Agreement,
                              By-Laws, Registration Statement, Prospectus and Statement of Additional Information, and instructions and the directions of the Trustees of the Trust, and will use its best efforts to comply with and conform to the requirements of the 1940 Act and all other applicable federal and state laws, regulations and rulings.

               (d)  Each Adviser shall:

                         (i) comply with all applicable Rules and Regulations of the Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law; and



                         (ii) maintain a policy and practice of conducting its
                              investment advisory services hereunder
                              independently of its commercial banking operations and those of any affiliated bank of the Advisers. When the Advisers make investment recommendations for a Fund, their investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund's account are customers of its commercial banking department (if any) or the commercial banking department of any affiliated bank of the Advisers.

               (e)  No Adviser shall unless permitted by the Commission:

                         (i) permit the Funds to execute transactions with the Advisers' Bond Department; or

                         (ii) permit the Funds to purchase certificates of
                              deposit of the Advisers or their affiliate banks, commercial paper issued by the Advisers' parent holding company or other securities issued or guaranteed by the Advisers, their parent holding company or their subsidiaries or affiliates.

               (f) The Advisers shall render to the Trustees of the Trust such periodic and special reports as the Trustees may reasonably request.

               (g) The services of the Advisers hereunder are not deemed exclusive and the Advisers shall be free to render similar services to others (including other investment companies) so long as its services under this Agreement are not impaired thereby.

     4. Expenses. During the term of this Agreement, each Adviser shall pay all costs incurred by it in connection with the performance of its duties under paragraph 3 hereof, other than the cost (including taxes, brokerage commissions and other transaction costs, if any) of securities purchased or sold for a Fund.

     5. Compensation.

               (a) For the services provided and the expenses assumed by the Advisers pursuant to this Agreement, the Trust shall pay to the Advisers as full compensation therefor a fee at the annual rate as set forth in Appendix A.

               (b) The fee will be computed based on net assets on each day and will be paid to the Advisers monthly.



     6. Books and Records. Each Adviser agrees to maintain, and preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act, such records as are required to be maintained by Rule 31a-1 of the Commission under the 1940 Act (other than clause (b) (4) and paragraphs (c), (d) and (e) thereof). Each Adviser further agrees that all records which it maintains for the Trust are the property of the Trust and it shall surrender promptly to the Trust any of such records upon the Trust's request.

     7. Indemnification.

               (a) The Trust hereby agrees to indemnify and hold harmless the Advisers, their directors, officers, and employees and each person, if any, who controls the Advisers (collectively, the "Indemnified Parties") against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the Securities Exchange Act of 1934, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                         (i) any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the Registration Statement, the Prospectus, the Statement of Additional Information, or any application or other document filed in connection with the qualification of the Trust or Shares of the Trust under the Blue Sky or securities laws of any jurisdiction ("Application"), except insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission either pertaining to a breach of the Advisers' duties in connection with this Agreement or made in reliance upon and in conformity with information furnished by, through or on behalf of the Adviser for use in connection with the Registration Statement, any Application, the Prospectus or the Statement of Additional Information; or

                         (ii) subject to clause (i) above, the Advisers acting
                              in accordance with the terms hereof;

                    and the Trust will reimburse each Indemnified Party for any legal or other expense incurred by such Indemnified Party in connection with investigating or defending any such loss, claim, damages, liability or action.

               (b) If the indemnification provided for in paragraph 7(a) is due in accordance with the terms of such paragraph but is for any reason held by a court to be unavailable from the Trust, then the Trust shall contribute to the aggregate amount paid or payable by the Trust and the Indemnified Parties as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the Trust and such Indemnified Parties in connection with the operation of the Trust, (ii) the relative fault of the Trust and such Indemnified Parties, and (iii) any other relevant equitable considerations. The Trust and the Advisers agree that it would not be just and equitable if contribution pursuant to this subparagraph (b) were determined by pro rata allocation or other method of allocation which does not take account of the equitable considerations referred to above in this subparagraph (b). The amount paid or payable as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subparagraph (b) shall be deemed to include any legal or other expense incurred by the Trust and the Indemnified Parties in connection with investigating or defending any such loss, claim, damage, liability or action. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (c) It is understood, however, that nothing in this paragraph 7 shall protect any Indemnified Party against, or entitle any Indemnified Party to indemnification against, or contribution with respect to, any liability to the Trust or its Shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of a reckless disregard to its obligations and duties, under this Agreement or otherwise, to an extent or in a manner inconsistent with Section 17 of the 1940 Act.

     8. Duration and Termination. Insofar as the holders of Shares representing the interests in the Current Funds are affected by this Agreement, it shall continue, unless sooner terminated as provided herein, until June 30, 2008, and, insofar as the holders of Shares representing the interests in each of the other Funds are affected by this Agreement, it (as supplemented by the terms specified in any notice and agreement pursuant to paragraph 1(b) hereof) shall continue (assuming approval by the initial holder(s) of Shares of such Fund) until June 30 of the year following the year in which the Fund becomes a Fund hereunder, and with respect to each Fund thereafter shall continue automatically for periods of one year so long as each such latter continuance is approved at least annually (a) by the vote of a majority of the



Trustees of the Trust who are not parties to this Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by a vote of a majority of the outstanding Shares (as defined with respect to voting securities in the 1940 Act) representing the interests in such Fund; provided, however, that this Agreement may be terminated by the Trust as to any Fund at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding Shares (as so defined) representing the interests in the Fund affected thereby on 60 days' written notice to the Advisers at any time, or by the Advisers at any time, without payment of any penalty, on 60 days' written notice to the Trust. The requirement that this Agreement be "approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined by the 1940
Act)."

     9. Name of the Trust. The Advisers agree that the name "Northern" may be used in the name of the Trust and that such name, any related logos and any service marks containing the word "Northern" may be used in connection with the Trust's business only for so long as this Agreement (including any continuance or amendment hereof) remains in effect and that such use shall be royalty free. At such time as this Agreement shall no longer be in effect, the Trust will cease such use. The Trust acknowledges that it has no rights to the name "Northern," such logos or service marks other than those granted in this paragraph and that the Advisers reserve to themselves the right to grant the nonexclusive right to use the name "Northern," such logos or service marks to any other person, including, but not limited to, another investment company.

     10. Status of Advisers as Independent Contractors. Each Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Trust from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     11. Amendment of Agreement. This Agreement may be amended by mutual consent of the parties, and the consent of the Trust must be approved by vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and, to the extent required by the 1940 Act and interpretations thereof by the Commission and its staff, by vote of a majority of the outstanding Shares (as defined with respect to voting securities by the 1940 Act) representing the interests in each Fund affected by such amendment.

     12. Shareholder Liability. This Agreement is executed by or on behalf of the Trust with respect to each of the Funds and the obligations hereunder are not binding upon any of the Trustees, officers or Shareholders of the Trust individually but are binding only upon the Trust and its assets and property. All obligations of the Trust under this Agreement shall apply only on a Fund-by-Fund basis, and the assets of one Fund shall not be liable for the obligations of another Fund.

     13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and (except as to paragraph 12 hereof which shall be construed in accordance with the laws of the State of Delaware) the laws of the State of Illinois and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors (subject to the last sentence of paragraph 8) and, to the extent provided in paragraph 7 hereof, each Indemnified Party. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.

     14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of this 29th day of January, 2008.

                                        NORTHERN FUNDS


                                        /s/ Lloyd  Wennlund
                                        ----------------------------------------
                                        By: Lloyd Wennlund
                                        Title: President


                                        NORTHERN TRUST INVESTMENTS, N.A.


                                        /s/ Eric K. Schweitzer
                                        ----------------------------------------
                                        By: Eric K. Schweitzer
                                        Title: Senior Vice President


                                        NORTHERN TRUST GLOBAL INVESTMENTS LTD.
                                        (WITH RESPECT TO THE GLOBAL FIXED INCOME
                                        AND INTERNATIONAL GROWTH EQUITY FUNDS
                                        ONLY)


                                        /s/ Mark C. Gossett
                                        ----------------------------------------
                                        By: Mark C. Gossett
                                        Title: Senior Vice President



          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the 15th of November, 2007 with regard to the Northern Funds Global Sustainability Index Fund.

                                        NORTHERN FUNDS


                                        /s/ Lloyd Wennlund
                                        ----------------------------------------
                                        By: Lloyd Wennlund
                                        Title: President


                                        NORTHERN TRUST INVESTMENTS, N.A.


                                        /s/ Eric K. Schweitzer
                                        ----------------------------------------
                                        By: Eric K. Schweitzer
                                        Title: Senior Vice President


                                    EXHIBIT A

     Pursuant to Section 5 of this Agreement, the Trust shall pay to the Advisers a fee at the annual rate calculated as a percentage of each Current Portfolio's assets as set forth below:

               FUND                        FEE RATE (%)
               ----                        ------------
Arizona Tax-Exempt Fund                        0.55
Bond Index Fund                                0.15
California Intermediate Tax-Exempt Fund        0.55
California Municipal Money Market Fund         0.40
California Tax-Exempt Fund                     0.55
Emerging Markets Equity Fund                   0.35
Enhanced Large Cap Fund                        0.30
Fixed Income Fund                              0.70
Global Fixed Income Fund                       0.85
Global Real Estate Index Fund                  0.35
Global Sustainability Index Fund               0.35
Growth Equity Fund                             0.85
High Yield Fixed Income Fund                   0.70
High Yield Municipal Fund                      0.65
Income Equity Fund                             0.85
Intermediate Tax-Exempt Fund                   0.55
International Equity Index Fund                0.25
International Growth Equity Fund               1.00
Large Cap Value Fund                           0.85
Mid Cap Growth Fund                            0.85
Mid Cap Index Fund                             0.20
Money Market Fund                              0.40
Municipal Money Market Fund                    0.40
Select Equity Fund                             0.85
Short-Intermediate Tax-Exempt                  0.50
Short-Intermediate U.S. Government Fund        0.70
Small Cap Growth Fund                          1.00
Small Cap Index Fund                           0.20
Small Cap Value Fund                           0.85
Stock Index Fund                               0.10
Tax-Exempt Fund                                0.55
Technology Fund                                1.00
U.S. Government Fund                           0.70
U.S. Government Money Market Fund              0.40
U.S. Government Select Money Market Fund       0.40



                                 NORTHERN FUNDS

                             SUB-ADVISORY AGREEMENT
                          MULTI-MANAGER SMALL CAP FUND

          Sub-Advisory Agreement (this "Agreement") entered into as of the 16th day of November 2007, by and among Northern Trust Investments, N.A. and Northern Trust Global Advisors, Inc. (together, the "Advisers"), and Copper Rock Capital Partners, LLC, a Delaware Limited Liability Company (the "Sub-Adviser").

          WHEREAS, the Advisers have entered into an Investment Advisory and Ancillary Services Agreement dated May 5, 2006, as amended by Addendum No. 1 dated August 3, 2007 (the "Advisory Agreement") with Northern Funds (the "Trust"), relating to the provision of portfolio management and administrative services to the Multi-Manager Small Cap Fund (the "Fund");

          WHEREAS, the Advisory Agreement provides that the Advisers may delegate any or all of their portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

          WHEREAS, the Advisers and the Trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement, and the Sub-Adviser is willing to provide such services.

          NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

     1. Sub-Advisory Services.

               (a) The Advisers hereby appoint the Sub-Adviser to act as an investment adviser to the Fund for the periods and on the terms herein set forth. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

               (b) The Sub-Adviser shall, subject to the supervision and oversight of the Advisers, manage the investment and reinvestment of such portion of the assets of the Fund, as the Advisers may from time to time allocate to the Sub-Adviser for management (the "Sub-Advised Assets"). The Sub-Adviser shall manage the Sub-Advised Assets in conformity with (i) the investment objective, policies and restrictions of the Fund set forth in the Trust's prospectus and statement of additional information relating to the Fund, as they may be amended from time to time and provided to Sub-Adviser, any additional policies or guidelines, including without limitation compliance policies and procedures, established by the Advisers, the Trust's Chief Compliance Officer, or by the Trust's Board of Trustees ("Board") that have been furnished in writing to the Sub-Adviser, (ii) the asset diversification tests applicable to regulated investment companies pursuant to section 851(b)(3) of the Internal Revenue Code, (iii) the written instructions and directions received from the Advisers and the Trust as delivered in writing to Sub-Adviser; and (iv) the requirements of the Investment Company Act of 1940 (the "1940 Act"), the Investment Advisers Act of 1940 ("Advisers Act"), and all other federal and state laws applicable to registered investment companies and the Sub-Adviser's duties under this Agreement, all as may be in effect from time to time. The foregoing are referred to below together as the "Policies."

                    For purposes of compliance with the Policies, the Sub-Adviser shall be entitled to treat the Sub-Advised Assets as though the Sub-Advised Assets constituted the entire Fund, and the Sub-Adviser shall not be responsible in any way for the compliance of any assets of the Fund, other than the Sub-Advised Assets, with the Policies. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Advisers, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Sub-Advised Assets may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1(b), however, (i) the Sub-Adviser shall, upon and in accordance with written instructions from either of the Advisers, effect such portfolio transactions for the Sub-Advised Assets as the Adviser shall determine are necessary in order for the Fund to comply with the Policies, and (ii) upon notice to the Sub-Adviser, the Advisers may effect in-kind redemptions with shareholders of the Fund with securities included within the Sub-Advised Assets.

               (c) Absent instructions from the Advisers or the officers of the Trust to the contrary, the Sub-Adviser shall place orders pursuant to its determinations either directly with the issuer or with any broker and/or dealer or other person who deals in the securities in which the Fund is trading. With respect to common and preferred stocks, in executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser shall use its best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other account over which the Sub-Adviser and/or an affiliate of the Sub-Adviser exercises investment discretion. With respect to securities other than common and preferred stocks, in placing orders with brokers, dealers or other persons, the Sub-Adviser shall attempt to obtain the best net price and execution of its orders, provided that to the extent the execution and price available from more than one broker, dealer or other such person are believed to be comparable, the Sub-Adviser may, at its discretion but subject to applicable law, select the executing broker, dealer or such other person on the basis of the Sub-Adviser's opinion of the reliability and quality of such broker, dealer or such other person; broker or dealers selected by the Sub-Adviser for the purchase and sale of securities or other investment instruments for the Sub-Advised Assets may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rules 17e-1 and 10f-3 under the 1940 Act and the Trust's Rule 17e-1 and Rule 10f-3 Procedures, respectively, in all respects or any other applicable exemptive rules or orders applicable to the Sub-Adviser. Notwithstanding the foregoing, the Sub-Adviser will not effect any transaction with a broker or dealer that is an "affiliated person" (as defined under the 1940 Act) of the Sub-Adviser or the Advisers without the prior approval of the Advisers. The Advisers shall provide the Sub-Adviser with a list of brokers or dealers that are affiliated persons of the Advisers.

               (d) The Sub-Adviser acknowledges that the Advisers and the Trust may rely on Rules 17a-7, 17a-10, 10f-3 and 17e-1 under the 1940 Act, and the Sub-Adviser hereby agrees that it shall not consult with any other investment adviser to the Trust with respect to transactions in securities for the Sub-Advised Assets or any other transactions in the Trust's assets, other than for the purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

               (e) The Sub-Adviser has provided the Advisers with a true and complete copy of its compliance policies and procedures for compliance with "federal securities laws" (as such term is defined under Rule 38a-1 of the 1940 Act) and Rule 206(4)-7 of the



                    Advisers Act (the "Sub-Adviser Compliance Policies"). The Sub-Adviser's chief compliance officer ("Sub-Adviser CCO") shall provide to the Trust's Chief Compliance Officer (" Trust CCO") or his or her delegatee promptly (and in no event more than 10 business days) the following:

                    (i) a report of any material changes to the Sub-Adviser Compliance Policies;

                    (ii) a report of any "material compliance matters," as
                         defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Adviser Compliance Policies;

                    (iii) a copy of the Sub-Adviser CCO's report with respect to the annual review of the Sub-Adviser Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

                    (iv) an annual (or more frequently as the Trust CCO may
                         request) certification regarding the Sub-Adviser's compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 of the 1940 Act as well as the foregoing sub-paragraphs (i) - (iii).

               (f) The Sub-Adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary or agency accounts managed by the Sub-Adviser, aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best overall terms available and execution with respect to common and preferred stocks and the best net price and execution with respect to other securities. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most fair and equitable over time to the Fund and to its other accounts.

               (g) The Sub-Adviser, in connection with its rights and duties with respect to the Fund and the Trust shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

               [MATERIAL REDACTED: CONFIDENTIAL TREATMENT REQUESTED].


               (i) The Sub-Adviser shall furnish the Advisers and the administrators of the Trust (together, the "Administrators") weekly, monthly, quarterly and annual reports concerning portfolio transactions and performance of the Sub-Advised Assets as the Advisers may reasonably determine in such form as may be mutually agreed upon, and agrees to review the Sub-Advised Assets with the Advisers and discuss the management of them. The Sub-Adviser shall promptly respond to requests by the Advisers, the Administrators to the Trust, and the Trust CCO or their delegates for copies of the pertinent books and records maintained by the Sub-Advisers relating directly to the Fund. The Sub-Adviser shall also provide the Advisers with such other information and reports, including information and reports related to compliance matters, as may reasonably be requested by them from time to time, including without limitation all material requested by or required to be delivered to the Board.

               (j) Unless otherwise instructed by the Advisers, the Sub-Adviser shall not have the power, discretion or responsibility to vote any proxies in connection with securities in which the Sub-Advised Assets may be invested, and the Advisers shall retain such responsibility.

               (k) The Sub-Adviser shall cooperate promptly and fully with the Advisers and/or the Trust in responding to any regulatory or compliance examinations or inspections (including any information requests) relating to the Trust, the Fund or either of the Advisers brought by any governmental or regulatory authorities. The Sub-Adviser shall provide to the Trust CCO or his or her delegate notice of any deficiencies that are identified by the United States Securities and Exchange Commission ("SEC") in written correspondence to the Sub-Adviser and that relate to the services provided by the Sub-Adviser to the Fund pursuant to this Agreement. The Sub-Adviser shall provide such notification within a reasonable period after receiving the correspondence. The Sub-Adviser shall provide additional information with respect to such deficiencies as is reasonably requested by the Trust CCO or his or her delegatee.

               (l) The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Sub-Advised Assets. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required on behalf of the Sub-Advised Assets, except as may be expressly agreed to in writing.

               (m) The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Sub-Advised Assets, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust upon request. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

               (n) The Sub-Adviser shall promptly notify the Advisers of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitments under this Agreement.

               (o) Sub-Adviser agrees to provide assistance to Advisor as Advisor reasonably requests regarding lawsuits involving the Fund or securities presently or formerly held in the Fund. Adviser, however, shall be responsible for all such lawsuits. In the case of notices of class action suits received by Sub-Adviser involving issuers presently or formerly held in the Fund, Sub-Adviser shall promptly forward such notices to Adviser and may provide information about the Fund to third parties for purposes of participating in any settlements relating to such class actions.

     2. Representations and Warranties of the Parties.

               (a) The Sub-Adviser represents and warrants to the Advisers as follows:

                    (i) The Sub-Adviser is a registered investment adviser under the Advisers Act;

                    (ii) The Form ADV that the Sub-Adviser has previously
                         provided to the Advisers is a true and complete copy of the form as currently filed with the SEC, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading. The Sub-Adviser will promptly provide the Advisers and the Trust with a complete copy of all subsequent amendments to its Form ADV;

                    (iii) The Sub-Adviser will carry at all times professional errors and omissions liability insurance with carriers approved by the Advisers covering services provided hereunder by the Sub-Adviser in an appropriate amount, which insurance shall be primary to any insurance policy carried by the Advisers;

                    (iv) The Sub-Adviser will furnish the Advisers with
                         certificates of insurance in forms and substance reasonably acceptable to the Advisers evidencing the coverages specified in paragraph 2(a)(iii) hereof and will provide notice of termination of such coverages, if any, to the Advisers and the Trust, all as promptly as reasonably possible. The Sub-Adviser will notify the Advisers promptly, and in any event within 10 business days, when the Sub-Adviser receives notice of any termination of the specified coverage; and

                    (v) This Agreement has been duly authorized and executed by the Sub-Adviser.

               (b) Each Adviser represents and warrants to the Sub-Adviser as follows:

                    (i)  Each Adviser is registered under the Advisers Act; and

                    (ii) Each Adviser and the Trust has duly authorized the
                         execution of this Agreement by the Advisers.

     3. Obligations of the Advisers.

               (a) The Advisers shall provide (or cause the Fund's Custodian (as defined in Section 3 hereof) to provide) timely information to the Sub-Adviser regarding such matters as the composition of the Sub-Advised Assets, cash requirements and cash available for investment in the Sub-Advised Assets, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

               (b) The Advisers have furnished the Sub-Adviser with a copy of the prospectus and statement of additional information of the Fund and they agree during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Advisers agree to furnish the Sub-Adviser with copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information that the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

     4. Custodian. The Advisers shall provide the Sub-Adviser with a copy of the Fund's agreement with the custodian designated to hold the assets of the Fund (the "Custodian") and any material modifications thereto (the "Custody Agreement") that may affect the Sub-Adviser's duties, copies of such modifications to be provided to the Sub-Adviser reasonably in advance of the effectiveness of such modifications. The Sub-Advised Assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon negligent or erroneous instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Fund shall be delivered directly to the Custodian.

     5. Use of Name. During the term of this Agreement, the Advisers shall have permission to use the Sub-Adviser's name in the marketing of the Fund, and agree to furnish the Sub-Adviser, for its prior approval (which approval shall not be unreasonably withheld) at its principal office all prospectuses, proxy statements and reports to shareholders prepared for distribution to shareholders of the Fund or the public that refer to the Sub-Adviser in any way. If Advisers do not receive a response from the Sub-Adviser with respect to such materials within five business days of its submission for approval, such materials shall be deemed accepted by the Sub-Adviser. The Sub-Adviser agrees that Advisers may request that the Sub-Adviser approve use of a certain type, and that Advisers need not provide for approval each additional piece of marketing material that is of substantially the same type.

     During the term of this Agreement, the Sub-Adviser shall not use the Advisers' names or the Trust's name without the prior consent of the Advisers.

     6. Expenses. During the Term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with the performance of its duties under paragraph 1 hereof other than the cost (including taxes, brokerage commissions and other transaction costs, if any) of the securities or other investment instruments purchased or sold for the Fund.

     7. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Sub-Adviser shall be paid the fees in the amounts and in the manner set forth in Appendix A hereto.

     8. Independent Contractor Status. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Advisers in any way or otherwise be deemed an agent of the Fund or the Advisers.

     9. Liability and Indemnification.

          (a) Liability. The duties of the Sub-Adviser shall be confined to those expressly set forth herein with respect to the Sub-Advised Assets. The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. Under no circumstances shall the Sub-Adviser be liable for any loss arising out of any act or omission taken by another sub-adviser in respect of any portion of the Trust's assets not managed by the Sub-Adviser pursuant to this Agreement or any other third party.

          (b)  Indemnification.

               (i) The Sub-Adviser shall indemnify the Advisers, the Trust and the Fund, and their respective affiliates and controlling persons (the "Sub-Adviser Indemnified Persons") for any liability and expenses, including reasonable attorneys' fees, which the Advisers, the Trust or the Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser's breach of this Agreement or its representations and warranties herein or as a result of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law; provided, however, that the Adviser Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of the either of the Advisers' breach of this Agreement or its representations or warranties herein, willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties hereunder.

               (ii) Each Adviser shall indemnify the Sub-Adviser, its affiliates and its controlling persons (the "Sub-Adviser Indemnified Persons") for any liability and expenses, including reasonable attorneys' fees, arising from, or in connection with, such Adviser's breach of this Agreement or their representations and warranties herein or as a result of such Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law; provided, however, that the Sub-Adviser Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of the Sub-Adviser's breach of this Agreement or its representations or warranties herein, willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

     10. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and:

          (a) unless otherwise terminated, this Agreement shall continue in effect until August 31, 2008, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, either of the Advisers or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;



          (b) this Agreement may at any time be terminated on 60 days' written notice to the Sub-Adviser either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund;

          (c) this Agreement shall automatically terminate in the event of its assignment as such term is defined in Section 2(a)(4) of the 1940 Act or upon the termination of the Advisory Agreement; and

          (d) this Agreement may be terminated by the Sub-Adviser on 30 days' written notice to the Advisers and the Trust, or by the Advisers immediately upon notice to the Sub-Adviser.

     Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

     11. Amendment. This Agreement may be amended at any time by mutual consent of the Advisers and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, either of the Advisers, or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

     12. Assignment. The Sub-Adviser may not assign this Agreement and this Agreement shall automatically terminate in the event of an "assignment," as such term is defined in Section 2(a)(4) of the 1940 Act. The Sub-Adviser shall notify the Advisers in writing sufficiently in advance of any proposed change of "control," as defined in Section 2(a)(9) of the 1940 Act, so as to enable the Trust and/or the Advisers to: (a) consider whether an assignment will occur, (b) consider whether to enter into a new Sub-Advisory Agreement with the Sub-Adviser, and (c) prepare, file, and deliver any disclosure document to the Fund's shareholders as may be required by applicable law.

     13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors (subject to paragraph 10 (c) hereof) and, to the extent provided in paragraph 9 hereof, each Sub-Adviser and Advisers Indemnified Person. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.

     14. Regulation S-P. In accordance with Regulation S-P, if non-public personal information regarding any party's customers or consumers is disclosed to the other party in connection with this Agreement, the other party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

     15. Confidentiality. Any information or recommendations supplied by either the Advisers or the Sub-Adviser, that are not otherwise in the public domain or previously known to the other party in connection with the performance of its obligations and duties hereunder, including without limitation portfolio holdings of the Trust, financial information or other information relating to a party to this Agreement, are to be regarded as confidential ("Confidential Information") and held in the strictest confidence. Except as may be required by applicable law or rule as requested by regulatory authorities having jurisdiction over a party rule or as requested by regulatory authorities having jurisdiction over a party to this Agreement, Confidential Information may be used only by the party to which said information has been communicated and such other persons as that party believes are necessary to carry out the purposes of this Agreement, the Custodian, and such persons as the Advisers may designate in connection with the Sub-Advised Assets.

     16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     This Agreement shall be governed by and interpreted in accordance with the laws of the State of Illinois.

NORTHERN TRUST GLOBAL ADVISORS, INC.


By: /s/ David J. Dykstra
    ---------------------------------
Name: David J. Dykstra
Title: Executive Vice President


NORTHERN TRUST INVESTMENTS, N.A.


By: /s/ Eric Schweitzer
    ---------------------------------
Name: Eric Schweitzer
Title: Senior Vice President


COPPER ROCK CAPITAL PARTNERS, LLC


By: /s/ Mike Forrester
    ---------------------------------
Name: Michael A. Forrester
Title: Chief Operating Officer



                                   Appendix A

                                Sub-Advisory Fees

     As full compensation for the services and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Advisers shall pay the Sub-Adviser a fee at the annual rate of [Material Redacted: Confidential Treatment Requested].

     Such compensation will be computed based on net assets on each day and will be payable monthly in arrears.



                                 NORTHERN FUNDS

                             SUB-ADVISORY AGREEMENT

                     MULTI-MANAGER INTERNATIONAL EQUITY FUND

          Sub-Advisory Agreement (this "Agreement") entered into as of the 3rd day of March, 2008, by and among Northern Trust Investments, N.A. and Northern Trust Global Advisors, Inc. (together, the "Advisers"), and William Blair & Company, LLC, a Delaware limited liability company (the "Sub-Adviser").

          WHEREAS, the Advisers have entered into an Investment Advisory and Ancillary Services Agreement dated May 5, 2006 (the "Advisory Agreement") with Northern Funds (the "Trust"), relating to the provision of portfolio management and administrative services to the Multi-Manager International Equity Fund (the "Fund");

          WHEREAS, the Advisory Agreement provides that the Advisers may delegate any or all of their portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

          WHEREAS, the Advisers and the Trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement, and the Sub-Adviser is willing to provide such services.

          NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

     1. Sub-Advisory Services.

          (a) The Advisers hereby appoint the Sub-Adviser to act as an investment adviser to the Fund for the periods and on the terms herein set forth. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

          (b) The Sub-Adviser shall, subject to the supervision and oversight of the Advisers, manage the investment and reinvestment of such portion of the assets of the Fund, as the Advisers may from time to time allocate to the Sub-Adviser for management (the "Sub-Advised Assets"). The Sub-Adviser shall manage the Sub-Advised Assets in conformity with (i) the investment objective, policies and restrictions of the Fund set forth in the Trust's prospectus and statement of additional information relating to the Fund, as they may be amended from time to time, any additional policies or guidelines, including without limitation compliance policies and procedures, established by the Advisers, the Trust's Chief Compliance



               Officer, or by the Trust's Board of Trustees ("Board") that have been furnished in writing to the Sub-Adviser, (ii) the asset diversification tests applicable to regulated investment companies pursuant to section 851(b)(3) of the Internal Revenue Code, (iii) the written instructions and directions received from the Advisers and the Trust as delivered; and (iv) the requirements of the Investment Company Act of 1940 (the "1940 Act"), the Investment Advisers Act of 1940 ("Advisers Act"), and all other federal and state laws applicable to registered investment companies and the Sub-Adviser's duties under this Agreement, all as may be in effect from time to time. The foregoing are referred to below together as the "Policies."

               For purposes of compliance with the Policies, the Sub-Adviser shall be entitled to treat the Sub-Advised Assets as though the Sub-Advised Assets constituted the entire Fund, and the Sub-Adviser shall not be responsible in any way for the compliance of any assets of the Fund, other than the Sub-Advised Assets, with the Policies. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Advisers, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Sub-Advised Assets may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1(b), however, (i) the Sub-Adviser shall, upon and in accordance with written instructions from either of the Advisers, effect such portfolio transactions for the Sub-Advised Assets as the Adviser shall determine are necessary in order for the Fund to comply with the Policies, and (ii) upon notice to the Sub-Adviser, the Advisers may effect in-kind redemptions with shareholders of the Fund with securities included within the Sub-Advised Assets.

          (c) Absent instructions from the Advisers or the officers of the Trust to the contrary, the Sub-Adviser shall place orders pursuant to its determinations either directly with the issuer or with any broker and/or dealer or other person who deals in the securities in which the Fund is trading. With respect to common and preferred stocks, in executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser shall use its best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other account over which the Sub-Adviser and/or an affiliate of the Sub-Adviser exercises investment discretion. With respect to securities other than common and preferred stocks, in placing orders with brokers, dealers or other persons, the Sub-Adviser shall attempt to obtain the best net price and execution of its orders, provided that to the extent the execution and price available from more than one broker, dealer or other such person are believed to be comparable, the Sub-Adviser may, at its discretion but subject to applicable law, select the executing broker, dealer or such other person on the basis of the Sub-Adviser's opinion of the reliability and quality of such broker, dealer or such other person; broker or dealers selected by the Sub-Adviser for the purchase and sale of securities or other investment instruments for the Sub-Advised Assets may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rules 17e-1 and l0f-3 under the 1940 Act and the Trust's Rule 17e-1 and Rule l0f-3 Procedures, respectively, in all respects or any other applicable exemptive rules or orders applicable to the Sub-Adviser. Notwithstanding the foregoing, the Sub-Adviser will not effect any transaction with a broker or dealer that is an "affiliated person" (as defined under the 1940 Act) of the Sub-Adviser or the Advisers without the prior approval of the Advisers. The Advisers shall provide the Sub-Adviser with a list of brokers or dealers that are affiliated persons of the Advisers.

          (d) The Sub-Adviser acknowledges that the Advisers and the Trust may rely on Rules 17a-7, 17a-l0, l0f-3 and 17e-1 under the 1940 Act, and the Sub-Adviser hereby agrees that it shall not consult with any other investment adviser to the Trust with respect to transactions in securities for the Sub-Advised Assets or any other transactions in the Trust's assets, other than for the purposes of complying with the conditions of paragraphs (a) and
               (b) of Rule 12d3-1 under the 1940 Act.

          (e) The Sub-Adviser has provided the Advisers with a true and complete copy of its compliance policies and procedures for compliance with "federal securities laws" (as such term is defined under Rule 38a-1 of the 1940 Act) and Rule 206(4)-7 of the Advisers Act (the "Sub-Adviser Compliance Policies"). The Sub-Adviser's chief compliance officer ("Sub-Adviser CCO") shall provide to the Trust's Chief Compliance Officer ("Trust CCO") or his or her delegatee promptly (and in no event more than 10 business days) the following:

               (i) a report of any material changes to the Sub-Adviser Compliance Policies;



               (ii) a report of any "material compliance matters," as defined by
                    Rule 38a-l under the 1940 Act, that have occurred in connection with the Sub-Adviser Compliance Policies;

               (iii) a copy of the Sub-Adviser CCO's report with respect to the annual review of the Sub-Adviser Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

               (iv) an annual (or more frequently as the Trust CCO may request)
                    certification regarding the Sub-Adviser's compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 of the 1940 Act as well as the foregoing sub-paragraphs (i) -
                    (iii).

          (f) The Sub-Adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary or agency accounts managed by the Sub-Adviser, aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best overall terms available and execution with respect to common and preferred stocks and the best net price and execution with respect to other securities. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most fair and equitable over time to the Fund and to its other accounts.

          (g) The Sub-Adviser, in connection with its rights and duties with respect to the Fund and the Trust shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

          (h) The services of the Sub-Adviser hereunder are not deemed exclusive and the Sub-Adviser shall be free to render similar services to others (including other investment companies) so long as its services under this Agreement are not impaired thereby. The Sub-Adviser will waive enforcement of any non-compete agreement or other agreement or arrangement to which it is currently a party that restricts, limits, or otherwise interferes with the ability of the Advisers to employ or engage any person or entity to provide investment advisory or other services and will transmit to any person or entity notice of such waiver as may be required to give effect to this provision; and the Sub-Adviser will not become a party to any non-compete agreement or any other agreement, arrangement, or understanding that would restrict, limit, or otherwise interfere with the ability of the Advisers and the Trust or any of their affiliates to employ or engage any person or organization, now or in the future, to manage the Fund or any other assets managed by the Advisers.



          (i) The Sub-Adviser shall furnish the Advisers and the administrators of the Trust (together, the "Administrators") weekly, monthly, quarterly and annual reports concerning portfolio transactions and performance of the Sub-Advised Assets as the Advisers may reasonably determine in such form as may be mutually agreed upon, and agrees to review the Sub-Advised Assets with the Advisers and discuss the management of them. The Sub-Adviser shall promptly respond to requests by the Advisers, the Administrators to the Trust, and the Trust CCO or their delegatees for copies of the pertinent books and records maintained by the Sub-Advisers relating directly to the Fund. The Sub-Adviser shall also provide the Advisers with such other information and reports, including information and reports related to compliance matters, as may reasonably be requested by them from time to time, including without limitation all material requested by or required to be delivered to the Board.

          (j) Unless otherwise instructed by the Advisers, the Sub-Adviser shall not have the power, discretion or responsibility to vote any proxies in connection with securities in which the Sub-Advised Assets may be invested, and the Advisers shall retain such responsibility.

          (k) The Sub-Adviser shall cooperate promptly and fully with the Advisers and/or the Trust in responding to any regulatory or compliance examinations or inspections (including any information requests) relating to the Trust, the Fund or either of the Advisers brought by any governmental or regulatory authorities. The Sub-Adviser shall provide the Trust CCO or his or her delegatee with notice within a reasonable period of any deficiencies or other issues identified by the United States Securities and Exchange Commission ("SEC") in an examination or otherwise that relate to or that may affect the Sub-Adviser's responsibilities with respect to the Fund.

          (l) The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Sub-Advised Assets. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required on behalf of the Sub-Advised Assets, except as may be expressly agreed to in writing.

          (m) The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Sub-Advised Assets, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust upon request. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule



               31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

          (n) The Sub-Adviser shall promptly notify the Advisers of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitments under this Agreement.

     2. Representations and Warranties of the Parties.

          (a) The Sub-Adviser represents and warrants to the Advisers as follows:

               (i) The Sub-Adviser is a registered investment adviser under the Advisers Act;

               (ii) The Form ADV that the Sub-Adviser has previously provided to the Advisers is a true and complete copy of the form as currently filed with the SEC, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading. The Sub-Adviser will promptly provide the Advisers and the Trust with a complete copy of all subsequent amendments to its Form ADV;

               (iii) The Sub-Adviser will carry at all times, and with companies rated by A.M. Best Company with at least an A-VII rating, or its equivalent, professional errors and omissions liability insurance covering services provided hereunder by the Sub-Adviser in an appropriate amount, which insurance shall be primary to any insurance policy carried by the Advisers;

               (iv) The Sub-Adviser will furnish the Advisers with certificates of insurance in forms and substance reasonably acceptable to the Advisers evidencing the coverages specified in paragraph 2(a)(iii) hereof and will provide notice of termination of such coverages, if any, to the Advisers and the Trust, all as promptly as reasonably possible. The Sub-Adviser will notify the Advisers promptly, and in any event within 10 business days, when the Sub-Adviser receives notice of any termination of the specified coverage; and

               (v) This Agreement has been duly authorized and executed by the Sub-Adviser.

          (b) Each Adviser represents and warrants to the Sub-Adviser as follows:

               (i)  Each Adviser is registered under the Advisers Act; and



               (ii) Each Adviser and the Trust has duly authorized the execution of this Agreement by the Advisers.

     3. Obligations of the Advisers.

          (a) The Advisers shall provide (or cause the Fund's Custodian (as defined in Section 3 hereof) to provide) timely information to the Sub-Adviser regarding such matters as the composition of the Sub-Advised Assets, cash requirements and cash available for investment in the Sub-Advised Assets, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

          (b) The Advisers have furnished the Sub-Adviser with a copy of the prospectus and statement of additional information of the Fund and they agree during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Advisers agree to furnish the Sub-Adviser with copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information that the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

     4. Custodian. The Advisers shall provide the Sub-Adviser with a copy of the Fund's agreement with the custodian designated to hold the assets of the Fund (the "Custodian") and any material modifications thereto (the "Custody Agreement") that may affect the Sub-Adviser's duties, copies of such modifications to be provided to the Sub-Adviser reasonably in advance of the effectiveness of such modifications. The Sub-Advised Assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Fund shall be delivered directly to the Custodian.

     5. Use of Name. During the term of this Agreement, the Advisers shall have permission to use the Sub-Adviser's name in the marketing of the Fund, and agree to furnish the Sub-Adviser, for its prior approval (which approval shall not be unreasonably withheld) at its principal office all prospectuses, proxy statements and reports to shareholders prepared for distribution to shareholders of the Fund or the public that refer to the Sub-Adviser in any way. If Advisers do not receive a response from the Sub-Adviser with respect to such materials within five business days of its submission for approval, such materials shall be deemed accepted by the Sub-Adviser. The Sub-Adviser agrees that Advisers may request that the Sub-Adviser approve use of a certain type, and that Advisers need not provide for approval each additional piece of marketing material that is of substantially the same type.

          During the term of this Agreement, the Sub-Adviser shall not use the Advisers' names or the Trust's name without the prior consent of the Advisers.

     6. Expenses. During the Term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with the performance of its duties under paragraph I hereof other than the cost (including taxes, brokerage commissions and other transaction costs, if any) of the securities or other investment instruments purchased or sold for the Fund.

     7. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Sub-Adviser shall be paid the fees in the amounts and in the manner set forth in Appendix A hereto.

     8. Independent Contractor Status. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Advisers in any way or otherwise be deemed an agent of the Fund or the Advisers.

     9. Liability and Indemnification.

          (a) Liability. The duties of the Sub-Adviser shall be confined to those expressly set forth herein with respect to the Sub-Advised Assets. The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. Under no circumstances shall the Sub-Adviser be liable for any loss arising out of any act or omission taken by another sub-adviser, or any other third party, in respect of any portion of the Trust's assets not managed by the Sub-Adviser pursuant to this Agreement.

          (b)  Indemnification.

               (i) The Sub-Adviser shall indemnify the Advisers, the Trust and the Fund, and their respective affiliates and controlling persons (the "Adviser Indemnified Persons") for any liability and expenses, including reasonable attorneys' fees, which the Advisers, the Trust or the Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser's breach of this Agreement or its representations and warranties herein or as a result of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law; provided, however, that the Adviser



                    Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of the either of the Advisers' willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties hereunder.

               (ii) Each Adviser shall indemnify the Sub-Adviser, its affiliates and its controlling persons (the "Sub-Adviser Indemnified Persons") for any liability and expenses, including reasonable attorneys' fees, arising from, or in connection with, such Adviser's breach of this Agreement or their representations and warranties herein or as a result of such Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law; provided, however, that the Sub-Adviser Indemnified Persons shall not be indemnified for any liability or expenses that may be sustained as a result of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

     10. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and:

          (a) unless otherwise terminated, this Agreement shall continue in effect until August 31, 2009, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, either of the Advisers or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

          (b) this Agreement may at any time be terminated on 60 days' written notice to the Sub-Adviser either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund;

          (c) this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

          (d) this Agreement may be terminated by the Sub-Adviser on 30 days' written notice to the Advisers and the Trust, or by the Advisers immediately upon notice to the Sub-Adviser.

          Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

     11. Amendment. This Agreement may be amended at any time by mutual consent of the Advisers and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, either of the Advisers, or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

     12. Assignment. The Sub-Adviser may not assign this Agreement and this Agreement shall automatically terminate in the event of an "assignment," as such term is defined in Section 2(a)(4) of the 1940 Act. The Sub-Adviser shall notify the Advisers in writing sufficiently in advance of any proposed change of "control," as defined in Section 2(a)(9) of the 1940 Act, so as to enable the Trust and/or the Advisers to: (a) consider whether an assignment will occur, (b) consider whether to enter into a new Sub-Advisory Agreement with the Sub-Adviser, and (c) prepare, file, and deliver any disclosure document to the Fund's shareholders as may be required by applicable law.

     13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors (subject to paragraph 10 (c) hereof) and, to the extent provided in paragraph 9 hereof, each Sub-Adviser and Advisers Indemnified Person. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.

     14. Regulation S-P. In accordance with Regulation S-P, if non-public personal information regarding any party's customers or consumers is disclosed to the other party in connection with this Agreement, the other party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

     15. Confidentiality. Any information or recommendations supplied by either the Advisers or the Sub-Adviser, that are not otherwise in the public domain or previously known to the other party in connection with the performance of its obligations and duties hereunder, including without limitation portfolio holdings of the Trust, financial information or other information relating to a party to this Agreement, are to be regarded as confidential ("Confidential Information") and held in the strictest confidence. Except as may be required by applicable law or rule as requested by regulatory authorities having jurisdiction over a party rule or as requested by regulatory authorities having jurisdiction over a party to this Agreement, Confidential Information may be used only by the party to which said information has been communicated and such other persons as that party believes are necessary to carry out the purposes of this Agreement, the Custodian, and such persons as the Advisers may designate in connection with the Sub-Advised Assets.

     16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          This Agreement shall be governed by and interpreted in accordance with the laws of the State of Illinois.

NORTHERN TRUST GLOBAL ADVISORS, INC.


By: /s/ David J. Dykstra
    ---------------------------------
Name: David J. Dykstra
Title: Senior Vice President


NORTHERN TRUST INVESTMENTS, N.A.


By: /s/ Eric K. Schweitzer
    ---------------------------------
Name: Eric K. Schweitzer
Title: Senior Vice President


WILLIAM BLAIR & COMPANY, LLC


By: /s/ Richard W. Smirl
    ---------------------------------
Name: Richard W. Smirl
Title: Chief Compliance Officer



                                   APPENDIX A

                                SUB-ADVISORY FEES

     As full compensation for the services and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Advisers shall pay the Sub-Adviser a fee at the annual rate of [Material Redacted: Confidential Treatment Requested].

     Such compensation will be computed based on net assets on each day and will be payable monthly in arrears.